UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2025 (March 14, 2025)
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	The New York Stock Exchange
4.777% Senior Notes due 2026	CE /26A	The New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	The New York Stock Exchange
0.625% Senior Notes due 2028	CE /28	The New York Stock Exchange
5.337% Senior Notes due 2029	CE /29A	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
Completion of Offerings of Senior Notes by Celanese US Holdings LLC
On March 14, 2025, Celanese US Holdings LLC (“Celanese US” or the “Issuer”), a wholly owned subsidiary of Celanese Corporation (the “Company”), completed its concurrent registered offerings of $700,000,000 aggregate principal amount of its 6.500% Senior Notes due 2030 (the “2030 Notes”) and $1,100,000,000 aggregate principal amount of its 6.750% Senior Notes due 2033 (the “2033 Notes” and together with the 2030 Notes, the “USD Notes”), and €750,000,000 aggregate principal amount of its 5.000% Senior Notes due 2031 (the “EUR Notes” and together with the USD Notes, the “Notes”). The Notes have been issued under an Indenture, dated as of May 6, 2011 (the “Base Indenture”), among the Company, Celanese US, and Wells Fargo Bank, National Association, as trustee, as amended by a Fifteenth Supplemental Indenture, dated March 14, 2025 (the “Fifteenth Supplemental Indenture”) with respect to the EUR Notes, among the Company, Celanese US, certain subsidiaries of Celanese US (the “Subsidiary Guarantors”), U.S. Bank Trust Company, National Association, as series trustee, registrar and transfer agent, U.S. Bank Europe DAC, UK Branch (formerly known as Elavon Financial Services DAC, UK Branch) as paying agent and Computershare Trust Company, N.A. (as successor trustee to Wells Fargo Bank, National Association), as base trustee (the “Base Trustee”), and as further amended by the Sixteenth Supplemental Indenture, dated March 14, 2025 (the “Sixteenth Supplemental Indenture”) with respect to the USD Notes, among the Company, Celanese US, Subsidiary Guarantors, U.S. Bank Trust Company, National Association, as series trustee and the Base Trustee.
The net proceeds from the sale of the Notes, together with borrowings under the Company’s term loan due 2026, are intended to be used (i) to fund the previously-announced tender offer to purchase for cash up to €500 million aggregate principal amount of the Issuer’s outstanding 4.777% Senior Notes due 2026 and up to $250 million aggregate principal amount of the Issuer’s outstanding 6.165% Senior Notes due 2027 and (ii) to repay a portion of the outstanding borrowings under the Company’s five-year term loan credit agreement due 2027, to repay borrowings under the Company’s revolving credit facility due 2027, to repay the Issuer’s outstanding 6.050% Senior Notes due March 15, 2025 and for general corporate purposes, which may include the repayment of other outstanding indebtedness
The Issuer’s obligations under the Notes are guaranteed on a senior unsecured basis by the Company and, initially, by the Subsidiary Guarantors. The Notes pay interest semi-annually, in arrears, on April 15 and October 15 of each year, beginning on October 15, 2025.
The offerings of the Notes were registered under the Securities Act of 1933, as amended, and were made pursuant to the Registration Statement on Form S-3, Reg. No. 333-271048, and the prospectus included therein, filed by the Company with the Securities and Exchange Commission (the “Commission”) on March 31, 2023, the related prospectus supplements filed with the Commission on March 10, 2025, and the free writing prospectuses filed with the Commission on March 6, 2025.
The foregoing description does not constitute a complete summary of the terms of the Notes, the Base Indenture, the Fifteenth Supplemental Indenture and the Sixteenth Supplemental Indenture and is qualified in its entirety by reference to the copies of the form of EUR Notes, the Fifteenth Supplemental Indenture, the form of USD Notes, the Sixteenth Supplemental Indenture and the Base Indenture filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report, which are each incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

4.1*	Form of EUR Notes (included in Exhibit 4.2).

4.2*
Fifteenth Supplemental Indenture, dated as of March 14, 2025, among Celanese US Holdings LLC, Celanese Corporation, the subsidiary guarantors party thereto, U.S. Bank Trust Company, National Association, as series trustee, registrar and transfer agent, U.S. Bank Europe DAC, UK Branch (formerly known as Elavon Financial Services DAC, UK Branch) as paying agent and Computershare Trust Company, N.A. (as successor trustee to Wells Fargo Bank, National Association), as base trustee.

4.3*	Form of USD Notes (included in Exhibit 4.4).

4.4*
Sixteenth Supplemental Indenture, dated as of March 14, 2025, among Celanese US Holdings LLC, Celanese Corporation, the subsidiary guarantors party thereto, U.S. Bank Trust Company, National Association, as series trustee and Computershare Trust Company, N.A. (as successor trustee to Wells Fargo Bank, National Association), as base trustee.

4.5
Indenture, dated May 6, 2011, by and between Celanese US Holdings LLC, Celanese Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K (File No. 001-32410) filed with the SEC on May 6, 2011).

5.1*	Opinion of Gibson, Dunn & Crutcher LLP, dated March 14, 2025.

5.2*	Opinion of Gibson, Dunn & Crutcher LLP, dated March 14, 2025.

23.1*	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibits 5.1 and 5.2).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document contained in Exhibit 101).
__________________
*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION

By:	/s/ ASHLEY B. DUFFIE
Name:	Ashley B. Duffie
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date:	March 14, 2025
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